UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 13, 2007


                          LIBERTY TAX CREDIT PLUS L.P.


             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE


                 (State or Other Jurisdiction of Incorporation)
        1-13237                                             13-3446500
--------------------------------------------------------------------------------
(Commission File Number)                           (IRS Employer Identification)

   625 Madison Avenue

   New York, New York                                          10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 317-5700

              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Liberty Tax Credit Plus, L.P. (the "Registrant") received notice on June 13, 2007 from its independent accountants, Trien Rosenberg Rosenberg Weinberg Ciullo and Fazzari, LLP ("Trien"), that the financial statements of Grove Parc Associates Limited Partnership, a subsidiary of the Registrant (the "Subsidiary Partnership"), had been retrospectively restated to reflect a correction of an error relating to the amount and terms of a second mortgage as of March 1, 2004. As a result of such restatement, Trien advised that its previously issued audit reports dated June 12, 2006 and June 7, 2005 on the Registrant's underlying financial statements for the fiscal years ended March 15, 2006 and March 15, 2005 could no longer be relied upon.


After discussing with Trien the issues raised by the error reported by the Subsidiary Partnership, Registrant's management reflected the corrected Subsidiary Partnership financial statements in its Form 10-K for the fiscal year ended March 15, 2007, which was filed with the Securities Exchange Commission on June 13, 2007, by restating the comparative financial statements for the fiscal years ended March 15, 2006 and March 15, 2005. The effects of the prior period adjustment resulted in the following changes:

Balance Sheet including discontinued:

                                                                           March 15,
                                                  ------------------------------------------------------------
                                                             2006                             2005
                                                  ----------------------------    ----------------------------
                                                       As                              As
                                                   previously                      previously
                                                    Reported      As Restated       Reported       As Restated
                                                  ------------   -------------    ------------    ------------
Due to local general partners and affiliates      $ 20,985,324    $ 20,415,257    $ 21,812,893    $ 21,586,852
Partners' deficit                                  (34,013,783)    (33,443,716)    (31,950,045)    (31,724,004)


Statement of Operations including discontinued:

                                                                      Years ended March 15,
                                                  ------------------------------------------------------------
                                                             2006                             2005
                                                  ----------------------------    ----------------------------
                                                       As                              As
                                                   previously                      previously
                                                    Reported      As Restated       Reported       As Restated
                                                  ------------   -------------    ------------    ------------

Interest                                          $  6,663,230    $  6,319,204    $  8,672,916    $  8,446,875
Net income                                           3,322,567       3,666,593       4,752,436       4,978,477

Net income per BAC                                      205.74          227.04          294.29          308.29

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  Financial Statements

                Not applicable

           (b)  Pro Forma Financial Information

                Not applicable

           (c)  Exhibits

                Not applicable

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          Liberty Tax Credit Plus L.P.
                                  (Registrant)

                        By: Related Credit Properties L.P.,
                            General Partner

                            By: Credit Properties GP LLC,
                                its General Partner

Date: June 19, 2007             By: /s/ Glenn F. Hopps
                                    -------------------
                                    Glenn F. Hopps
                                    Treasurer (principal accounting officer)

                        By: Liberty Associates III, L.P.,
                            General Partner

                            By: Related Credit Properties L.P.,
                                its General Partner

                                By: Related Credit Properties Inc.,
                                    its General Partner

Date: June 19, 2007                 By: /s/ Glenn F. Hopps
                                        ------------------
                                        Glenn F. Hopps
                                        Treasurer (principal accounting officer)